EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is made as of November 7, 2014 by and among the parties set forth on Exhibit A hereof (together, the “Purchasers”) and Cadiz, Inc. (the “Company”).

RECITALS

WHEREAS, the Purchasers desire to purchase from the Company and the Company desires to sell to the Purchasers an aggregate of 1,200,000 shares (the “Securities”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company.

NOW THEREFORE, on and subject to the terms hereof, the parties hereto agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

Subject to the terms set forth in this Agreement, the Company agrees to issue the Securities, and each Purchaser severally, and not jointly, agrees to purchase the amount of the Securities set out against its name as its purchase commitment in Exhibit A hereto at the purchase price of $10.1751 per Share (the “Purchase Price”) at the Closing (as defined herein), pursuant to an effective Registration Statement on Form S-3, No. 333-190288, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) and a prospectus (the “Prospectus”), consisting of the base prospectus included in the Registration Statement (the “Base Prospectus”), and one or more prospectus supplements that has been or will be filed with the SEC.

Subject to Section 5.1, the closing of the purchase and sale of the Securities (the “Closing”) shall occur on a date (the “Closing Date”) no later than three business days after the date of this Agreement.  At the Closing, (a) each Purchaser shall deliver or cause to be delivered to the Company its portion of the Purchase Price equivalent to its purchase commitment in Exhibit A hereto, pursuant to the wire instructions set forth in Exhibit C hereto, and (b) the Company shall issue to each Purchaser the amount of Securities set out against such Purchaser’s name in Exhibit A hereto.  The Securities will be delivered by crediting the account of each Purchaser’s broker (as specified by each Purchaser to the Company) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Purchaser’s broker shall initiate a DWAC transaction no later than 4:00 p.m. Eastern Standard Time on the Closing Date using its DTC participant identification number, and released by the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction.

ARTICLE II

REPRESENTATIONS AND
WARRANTIES OF THE PURCHASERS

Each Purchaser hereby makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and all such representations and warranties shall survive the Closing:

Section 2.1 Power and Authorization.  In the case of any Purchaser that is an entity, the Purchaser is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the purchase contemplated hereby.

Section 2.2 Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (such qualifications in clauses (a) and (b) being the “Enforceability Exceptions”).  This Agreement and consummation of the purchase contemplated hereby will not violate, conflict with or result in a breach of or default under (i) the Purchaser’s organizational documents, (ii) any agreement or instrument to which the Purchaser is a party or by which the Purchaser or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Purchaser.

Section 2.3 Related Party or 5% Stockholder Status.  The Purchaser and its affiliates (within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) (a) collectively beneficially own and will beneficially own as of the Closing Date (after giving effect to the purchase of the Securities) (i) less than 5% of the Company’s outstanding Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”) or (b) if such Purchaser and its affiliates collectively beneficially owns and will beneficially own after the Closing Date (after giving effect to the purchase of the securities) (i) 5% or more of the Common Stock and (ii) 5% or more of the Voting Power, it acknowledges and agrees that it will comply in all material respects with all applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as a result of such holdings.  The Purchaser, except as set forth in any Section 13 filings under the Exchange Act made by the Purchaser prior to the date hereof, is not a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power.

Section 2.4 No Illegal Transactions.  The Purchaser has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Purchaser was first contacted by the Company or any other person regarding the transactions contemplated by this Agreement or an investment in the Securities or the Company.  The Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.  Solely for purposes of this Section 2.4, subject to the Purchaser’s compliance with its obligations under the U.S. federal securities laws and the Purchaser’s internal policies, “Purchaser” shall not be deemed to include any employees, subsidiaries or affiliates of the Purchaser that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Purchaser’s legal or compliance department (and thus have not been privy to any information concerning the transactions contemplated by this Agreement).

Section 2.5 Adequate Information; No Reliance.  The Purchaser acknowledges and agrees that (a) the Purchaser has been furnished with all materials it considers relevant to making an investment decision to enter into the purchase and sale of the Securities and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act and all information incorporated into such filings and submissions, (b) the Purchaser has sufficient knowledge and expertise to make an investment decision with respect to the transactions contemplated hereby, and (c) the Purchaser is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act, and (B) the representations and warranties made by the Company in this Agreement.

Section 2.6 Legal Opinions.  The Purchaser acknowledges and understands that a legal opinion is being delivered by counsel to the Company in reliance on, and assuming the accuracy of, the foregoing representations and warranties of the Purchaser.

Section 2.7 Certain Fees.  No placement agent, underwriter, broker, investment banker, financial advisor or other person or entity is entitled to any placement agent’s, underwriter’s, broker’s, finder’s, financial advisor’s or other similar fee, discount or commission in connection with the transactions contemplated by this Agreement as a result of any contract or agreement with the Purchaser.

ARTICLE III

REPRESENTATIONS AND
WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Purchasers, and all such representations and warranties shall survive the Closing.

Section 3.1 SEC Filings. The Company has filed or furnished, as applicable, on a timely basis all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since December 31, 2012 (the “Company Reports”). The Company Reports, when they became effective or were filed with or furnished to the SEC, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed or furnished after the date hereof and on or prior to the Closing, when such documents become effective or are filed with the SEC, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

No order preventing or suspending the use of the Base Prospectus has been issued by the SEC and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened by the SEC.  The Registration Statement complied when it became effective, in all material respects, with the requirements of Form S-3 under the Securities Act.  The conditions to the use of Form S-3 in connection with the offering and issuance of the Securities as contemplated hereby have been satisfied.  The Registration Statement did not as of the date hereof, and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date that it is filed with the SEC and as of the Closing Date, does not or will not, as applicable, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Securities Act has been or will be made in the manner and within the time period required by Rule 424(b).  The documents incorporated by reference in the Registration Statement and the Prospectus as of the Closing Date, at the time they became effective or were filed with the SEC, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and at the time they became effective or were filed with the SEC, as the case may be, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 3.2 Due Incorporation.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.  The Company is duly qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which its ownership or lease of its properties or the conduct of its business requires such qualification and has all power and authority (corporate or other) necessary to own or hold its properties and to conduct the businesses in which each is engaged, except where the failure to so qualify or have such power or authority (i) would not have and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets or business of the Company and its Subsidiaries, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated hereby (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). As used in this Agreement, “Subsidiary” shall have the meaning set forth in Rule 1-02 of Regulation S-X of the SEC.

Section 3.3 Due Authorization.  The Company has the full right, power and authority to enter into this Agreement and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, duly executed and delivered by the Company, and this Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to the Enforceability Exceptions.  The Securities have been duly and validly authorized by the Company and, when issued and delivered in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable.

Section 3.4 Subsidiaries. The membership interests or capital stock, as applicable, of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Company Reports, are owned by the Company directly, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.  Each Subsidiary has been duly organized and is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of incorporation or organization.  Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which its ownership or lease of its properties or the conduct of its business requires such qualification and has all power and authority (corporate or other) necessary to own or hold its properties and to conduct the businesses in which each is engaged, except where the failure to so qualify or have such power or authority would not have a Material Adverse Effect.

Section 3.5 Capitalization.  The authorized capital stock and the issued and outstanding shares of capital stock of the Company as of September 30, 2014 is set forth in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2014.  All of the outstanding shares of the Common Stock have been duly and validly authorized.  Except as set forth in the Company Reports, no shares of Common Stock are entitled to preemptive rights or registration rights and, there are no outstanding options, warrants, scrip, rights to subscribe to or calls relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, the Company is not a party to any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.  The issuance of the Securities will not result in any adjustment to the conversion price or exercise price of any securities of the Company that are convertible into, or exercisable or exchangeable for, shares of Common Stock.

Section 3.6 No Conflicts. The execution, delivery and performance of this Agreement by the Company, the issuance, sale and delivery of the Securities by the Company, the consummation of the transactions contemplated hereby and compliance by the Company with the terms of this Agreement will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any of its Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject or (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its Subsidiaries or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, except, in the case of clause (i), for such conflicts, breaches, violations, defaults, terminations, cancellations, creations, accelerations, impositions, liens, encumbrances, security interests, claims or charges as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

Section 3.7 No Consents. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states, the NASDAQ Global Market, the Financial Industry Regulatory Authority and filings with the SEC in connection with the offer and sale of the Securities.

Section 3.8 Financial Statements. The financial statements, together with the related notes and schedules, included in the Company Reports fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated Subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified.  Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes.  Such financial statements, together with the related notes and schedules, comply in all material respects with the Securities Act, the Exchange Act, and the rules and regulations thereunder.  No other financial statements or supporting schedules or exhibits are required by the Exchange Act or the rules and regulations thereunder to be filed with the SEC.

Section 3.9 No Material Adverse Change. There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth or contemplated in the Company Reports filed prior to the date hereof.

Section 3.10 Legal Proceedings. There are no legal or governmental proceedings, actions, suits or claims pending or, to the Company’s knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties or assets of the Company or its Subsidiaries is subject (i) other than proceedings described in the Company Reports (including the section entitled “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2013, filed with the SEC on March 10, 2014) and proceedings that would not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) that are required to be described in the Company Reports and are not so described; and there are no statutes, regulations, contracts or other documents to which the Company or any of its Subsidiaries is subject or by which the Company or any of its Subsidiaries is bound that are required to be described in the Company Reports or to be filed as exhibits to the Company Reports that are not described or filed as required. Neither the Company nor any director or officer thereof, is or has been the subject of any legal or governmental proceedings, actions, suits or claims of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  For purposes of this Agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Exchange Act Rule 3b-7) of the Company, after reasonable due inquiry.

Section 3.11 Investment Company Act. The Company is not and, after giving effect to the purchase and sale of the Securities and the application of the proceeds thereof, will not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Section 3.12 Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Company Reports, and except as may be otherwise disclosed in such Company Reports, there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company, which is material to the Company, (iv)  any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (v) any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to grants of stock under the Company’s stock incentive plans existing on the date hereof or the issuance of shares upon the exercise of outstanding options or warrants)or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options under the Company’s stock option plans existing on the date hereof) of the Company.

Section 3.13 Independent Accountants. PricewaterhouseCoopers LLP (“PwC”), who have certified certain financial statements and related schedules included or incorporated by reference in the Company Reports, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations thereunder and the Public Company Accounting Oversight Board (United States).  Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, PwC has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

Section 3.14 Regulatory Permits. Each of the Company and its Subsidiaries possesses or has applied for all certificates, authorizations, licenses, franchises, permits, orders and approvals issued or granted by the appropriate governmental or regulatory authorities, agencies, courts, commissions or other entities, whether federal, state, local or foreign, or applicable self-regulatory organizations necessary to conduct its business as currently conducted, except (i) where the failure to possess such certificates, authorizations, licenses, franchises, permits, orders and approval, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”) and (ii) as accurately described in all material respects in the Company Reports, and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or material adverse modification of any such Material Permits (except as accurately described in all material respects in the Company Reports), and to the Company’s Knowledge, there are no facts or circumstances that would give rise to the revocation or material adverse modifications of any Material Permits.

Section 3.15 Material Contracts. Except for the Material Contracts, the Company and its Subsidiaries are not party to any agreements, contracts or commitments that are material to the business, financial condition, assets or operations of the Company and its Subsidiaries that would be required to be filed pursuant to Item 601(b)(10) of Regulation S-K under the Exchange Act.  Neither the Company nor any of its Subsidiaries is in material default under or in material violation of, nor to the Company’s Knowledge, has received written notice of termination or default under any Material Contract.  For purposes of this Agreement, “Material Contract” means any contract of the Company that was filed as an exhibit to the Company Reports pursuant to Item 601(b)(10) of Regulation S-K.

Section 3.16 No Price Stabilization. Neither the Company, its Subsidiaries nor any of the Company’s or its Subsidiaries’ officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

Section 3.17 Title to Property. The Company and its Subsidiaries have good and marketable title to all real and personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects of title except such as are described in the Company Reports or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in the Company Reports.

Section 3.18 No Labor Disputes. No labor problem or dispute with the employees of the Company exists, or, to the Company’s Knowledge, is threatened or imminent, which would or would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.  To the Company’s Knowledge, no executive officer (as defined in Rule 501(f) of the Securities Act) of the Company or any of its Subsidiaries is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement.  Except for matters which would not and would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, (i) the Company has not engaged in any unfair labor practice; (ii) there is (A) no unfair labor practice complaint pending or, to the Company’s Knowledge, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company’s Knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company.

Section 3.19 Taxes. The Company (i) has timely filed all necessary federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and (ii)  is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith and for which adequate reserves have been provided and reflected in the financial statements included in the Company Reports. The Company does not have any tax deficiency that has been or, to the Company’s Knowledge, is reasonably likely to be asserted or threatened against it that would result or would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

Section 3.20 ERISA. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

Section 3.21 Compliance with Environmental Laws. Except as disclosed in the Company Reports, neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), or to the Company’s Knowledge, operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would or would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

Section 3.22 Intellectual Property Rights. The Company and its Subsidiaries own or possess, or have the right to use, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “Intellectual Property Rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights, except such as would not and would not reasonably be expected to,  individually or in the aggregate, have a Material Adverse Effect.

Section 3.23 Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries, nor to its knowledge, any director, officer, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has:  (i) used any Company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from Company funds; (iii) caused the Company or any of its Subsidiaries to be in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment from Company funds.

Section 3.24 OFAC and Similar Laws. None of the Company, any of its Subsidiaries or, to the Company’s Knowledge, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any  sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to knowingly fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of  Sanctions or in any other manner that will result in a violation by any Person (including any Purchaser) of Sanctions.

Section 3.25 Disclosure Controls and Procedures.  The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any consolidated Subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed annual periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no material changes in the Company’s internal controls (as such term is defined in the rules of the SEC under the Exchange Act) or, to the Company’s Knowledge, in other factors that could affect the Company’s internal controls.

Section 3.26 Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Company Reports, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Section 3.27 Brokers Fees. The Company nor is not a party to any contract, agreement or understanding with any person  that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities or any transaction contemplated by this Agreement.

Section 3.28 Listing and Maintenance Requirements. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, as applicable.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Global Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Global Market, nor has the Company received any notification that the SEC or NASDAQ is contemplating terminating such registration or listing.  The Shares will be duly authorized for listing on the NASDAQ Global Market upon the Closing.

Section 3.29 Sarbanes-Oxley Act. The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect.

Section 3.30 NASDAQ Shareholder Approval Rules. No approval of the stockholders of the Company under the rules and regulations of NASDAQ (including Rule 5635 of the NASDAQ Marketplace Rules) is required for the Company to issue and deliver the Securities to the Purchasers.

ARTICLE IV

OTHER AGREEMENTS

Section 4.1 Additional Offerings.

(a) Subject to the Closing occurring on or before 5:00 P.M. (New York time) on November 17, 2014 and subject to the provisions of this Section 4.1, beginning on the Closing Date and prior to the date that is sixty (60) days after the Closing Date (such period, the “Restricted Period”), the Company shall not take any action to solicit, initiate, encourage or assist in the submission of, any proposal, negotiation or offer from any person or entity, other than the Purchasers, relating to the sale or issuance of any equity or equity-linked securities of Company.

(b) Notwithstanding any other provision to the contrary, the limitations contained in this Section 4.1 shall not restrict or limit the Company’s ability (i) to offer, sell and issue up to 100,000 additional shares of Common Stock to one or more purchasers on terms no more favorable to such purchasers than the terms of the purchase contemplated hereby; or (ii) to comply with any obligation of the Company, pursuant to agreements in effect on the date hereof, to conduct offers, sales and issuances pursuant to (x) participation rights, including pursuant to the Private Placement Purchase Agreement, dated as of March 4, 2013, among the Company and the purchasers party thereto or (y) any conversion or prepayment rights in connection with a Change in Control as contemplated by Article 3 of the Indenture, dated as of March 5, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented prior to the date hereof.

ARTICLE V

CONDITIONS TO CLOSING

Section 5.1 Purchaser’s Conditions Precedent. The obligations of each Purchaser to complete the purchase of the Securities contemplated by this Agreement are, in each case, subject to the satisfaction of each of the following conditions precedent:

(a) each of the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date, with the same effect as though those representations and warranties had been made on and as of the Closing Date, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty need only be true and correct as of such date;

(b) if required, the Notification Form: Listing of Additional Shares, to be filed with the NASDAQ prior to issuing any common stock, or any security convertible into common stock or in a transaction that may result in the potential issuance of common stock, greater than 10% of either the total shares outstanding or the voting power outstanding on a pre-transaction basis, shall have been filed;

(c) no court or other governmental or regulatory authorities, agencies, commissions or other entities, whether federal, state, local or foreign, shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement, and there shall not be pending by or before any such entity any suit, action or proceeding in respect thereof;

(d) Cadwalader, Wickersham & Taft LLP, counsel for the Company, shall have furnished to the Purchasers an opinion, in the form attached hereto as Exhibit B, dated the Closing Date and addressed to the Purchasers; and

(e) the Chief Executive Officer and Chief Financial Officer of the Company shall have delivered to such Purchaser a certificate, dated as of the Closing Date, certifying to their knowledge, after reasonable inquiry as to the matters set forth in paragraphs (a) and (b).

Section 5.2 Company Conditions Precedent. The obligations of the Company to complete the sale of the Securities to any Purchaser contemplated by this Agreement are subject to the satisfaction of each of the following conditions precedent:

(a) Each of the representations and warranties of such Purchaser contained in this Agreement shall be true and correct as of the Closing Date, with the same effect as though those representations and warranties had been made on and as of the Closing Date, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty need only be true and correct as of such date;

(b) such Purchaser shall have duly performed and complied in all material respects with all covenants and agreements contained in this Agreement that are required to be performed or complied with by it at or before the Closing;

(c) no court or other governmental or regulatory authorities, agencies,  commissions or other entities, whether federal, state, local or foreign, shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement, and there shall not be pending by or before any such entity any suit, action or proceeding in respect thereof; and

(d) such Purchaser shall have duly executed and delivered to the Company an executed counterpart to the Agreement and such other documents reasonably requested by the Company with respect to the issuance of the Securities.

ARTICLE VI

CERTAIN COVENANTS

Section 6.1 Certain Actions.  Each of the Company and each Purchaser shall reasonably cooperate with each other and use (and shall cause their respective affiliates to use) reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable law and stock exchange listing standards to consummate the transactions contemplated by this Agreement as soon as practicable, and in any event on or prior to November 17, 2014.

Section 6.2 Indemnification.  The Company agrees to indemnify, defend and hold harmless each Purchaser, its directors and officers, and each person, if any, who controls such Purchaser and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, to which, jointly or severally, such Purchaser or any such person may become subject, insofar as such loss, damage, claim or liability arises out of or is based upon: (i) this Agreement, (ii) the breach of any covenant, agreement or representation or warranty of the Company under this Agreement, (iii) any untrue statement of a material fact contained in the Registration Statement, or any amendments thereto or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any untrue statement of a material fact contained in the Base Prospectus or the Prospectus or the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  If any action shall be brought against any Purchaser in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser.  Any Purchaser shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser under this Agreement (y) for any settlement by a Purchaser effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent that a loss, claim, damage or liability is attributable to any Purchaser’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Entire Agreement.  This Agreement and any documents and agreements executed in connection with the purchase contemplated hereby embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 7.2 Construction.  References in the singular shall include the plural, and vice versa, unless the context otherwise requires.  References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.  Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof.  Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 7.3 Governing Law.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 7.4 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 7.5 Specific Performance. Each party acknowledges and agrees that, in addition to other remedies, the parties shall be entitled to enforce the terms of this Agreement by decree of specific performance without the necessity of proving the inadequacy of monetary damages as a remedy and to obtain injunctive relief against any breach or threatened breach of this Agreement.

Section 7.6 Certain Definitional Provisions.  Unless the express context otherwise requires: the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; any references herein to a specific Section, Schedule or Annex shall refer, respectively, to Sections, Schedules or Annexes of this Agreement; wherever the word “include”, “includes”, or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; and references herein to any gender includes each other gender.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

The Company

CADIZ INC.

By:

Name:  Timothy J. Shaheen

Title: Chief Financial Officer and Secretary

[Signature page to Securities Purchase Agreement]

The Purchasers

WAM-Paa, LP

By:

Name:

Title:

[Signature page to Securities Purchase Agreement]